SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 2006

(null)

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



400 Horizon Way, Irving, TX                                 75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 214-441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 2006


(null)


                          By: /s/ Kelly Crosson
                              ------------------------------
                          Name:   Kelly Crosson
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated February 25, 2006


                             Payment Date: 02/25/06


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        58,670,120.06    5.390037%     1,651,492.29    263,528.41    1,915,020.70       0.00       0.00
                        2A1       277,299,099.17    5.419316%     6,944,462.83  1,252,309.58    8,196,772.41       0.00       0.00
                        2A2        40,580,594.19    5.419316%     1,016,268.82    183,265.89    1,199,534.71       0.00       0.00
                        3A1        87,610,470.06    5.467961%     1,870,212.94    399,208.83    2,269,421.78       0.00       0.00
                        3A2         3,894,216.19    5.467961%        83,129.49     17,744.52      100,874.01       0.00       0.00
                        3IO        91,504,686.24    0.228000%             0.00     17,385.89       17,385.89       0.00       0.00
                        B1         14,934,988.06    5.472837%         2,290.36     68,113.96       70,404.32       0.00       0.00
                        B2          6,892,610.37    5.472837%         1,057.02     31,435.11       32,492.13       0.00       0.00
                        B3          4,020,689.38    5.472837%           616.59     18,337.15       18,953.74       0.00       0.00
                        B4          3,447,304.11    5.472837%           528.66     15,722.11       16,250.77       0.00       0.00
                        B5          3,158,613.63    5.472837%           484.39     14,405.48       14,889.87       0.00       0.00
                        B6          2,011,119.58    5.472837%           308.42      9,172.11        9,480.52       0.00       0.00
Residual                1AR                 0.00    5.390037%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        502,519,824.80     -           11,570,851.81  2,290,629.04   13,861,480.85     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        57,018,627.76              0.00
                                2A1       270,354,636.35              0.00
                                2A2        39,564,325.37              0.00
                                3A1        85,740,257.11              0.00
                                3A2         3,811,086.70              0.00
                                3IO        89,551,343.81              0.00
                                B1         14,932,697.70              0.00
                                B2          6,891,553.36              0.00
                                B3          4,020,072.79              0.00
                                B4          3,446,775.44              0.00
                                B5          3,158,129.24              0.00
                                B6          2,010,811.16              0.00
Residual                        1AR                 0.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        490,948,972.99     -
--------------------------------------------------------------------------------

                             Payment Date: 02/25/06


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    58,670,120.06     5.390037% 32051GPW9    23.423761      3.737727    808.717506
                           2A1   277,299,099.17     5.419316% 32051GPY5    22.236370      4.009931    865.683333
                           2A2    40,580,594.19     5.419316% 32051GPZ2    22.236370      4.009931    865.683333
                           3A1    87,610,470.06     5.467961% 32051GQA6    17.438533      3.722366    799.472774
                           3A2     3,894,216.19     5.467961% 32051GQB4    17.438533      3.722366    799.472771
                           3IO    91,504,686.24     0.228000% 32051GQC2     0.000000      0.155213    799.472774
                           B1     14,934,988.06     5.472837% 32051GQD0     0.153191      4.555813    998.775848
                           B2      6,892,610.37     5.472837% 32051GQE8     0.153191      4.555813    998.775849
                           B3      4,020,689.38     5.472837% 32051GQF5     0.153191      4.555813    998.775848
                           B4      3,447,304.11     5.472837% 32051GQG3     0.153191      4.555813    998.775846
                           B5      3,158,613.63     5.472837% 32051GQH1     0.153191      4.555813    998.775851
                           B6      2,011,119.58     5.472837% 32051GQJ7     0.153191      4.555813    998.775848
Residual                   1AR             0.00     5.390037% 32051GPX7     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     502,519,824.80       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        61,514,413.85   332,740,336.78    96,694,222.32
Loan count                    249             1697              177
Avg loan rate           5.765037%        5.794316%        6.070961%
Prepay amount        1,642,672.26     7,907,853.94     1,942,933.48

                          Total
                          -----
Prin balance       490,948,972.95
Loan count                   2123
Avg loan rate                5.84
Prepay amount       11,493,459.68

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        19,529.00       105,334.59        30,498.79
Sub servicer fees            0.00             0.00             0.00
Trustee fees               210.56         1,135.68           328.83


Agg advances                  N/A              N/A              N/A
Adv this period          2,244.52        10,837.99        19,263.74

                          Total
                          -----
Master serv fees       155,362.38
Sub servicer fees            0.00
Trustee fees             1,675.07


Agg advances                  N/A
Adv this period         32,346.25

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                1,500,124.76     7,617,133.66     2,383,249.09
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud               11,500,507.51
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%            502,519,824.80
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          24                 4,595,998.71
60 to 89 days                           4                   760,924.78
90 or more                              3                   544,551.33
Foreclosure                             2                 2,800,969.32

Totals:                                33                 8,702,444.14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           13,861,480.85         13,861,480.85
Principal remittance amount           11,570,851.81         11,570,851.81
Interest remittance amount             2,290,629.04          2,290,629.04